UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2017

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA	98164
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 701-2000
None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.    Other Events.
On July 25, 2017, Cray Inc. (the “Company”) entered into a contract termination agreement (the “Agreement”) with Seagate Cloud Systems, Inc. an affiliate of Seagate Technology plc (“Seagate”) in connection with Seagate’s winding down of its line of business relating to certain high performance computing storage products and related support services sold and supported under Seagate’s ClusterStor mark (such products and services, the “Covered ClusterStor Products”).
Pursuant to the terms of the Agreement, the Company and Seagate mutually agreed to terminate certain contracts between the Company and Seagate related to the Covered ClusterStor Products and related support obligations and the Company will obtain from Seagate certain physical assets and intellectual property and intellectual property rights necessary for the Company to conduct business relating to the Covered ClusterStor Products (the “Covered ClusterStor Business”), in connection with which the Company will assume and be responsible for supporting certain existing customers of the Covered ClusterStor Business. In connection with the assumption of the existing support obligations for the Covered ClusterStor Business, the Company expects to make offers of employment to, or transition the employment or services of, roughly 125 ClusterStor-related Seagate employees and contractors. As part of the Agreement, the Company and Seagate also agreed to a new four-year supply agreement that covers Seagate’s supply of components, including hard disk drives, for the Covered ClusterStor Products to the Company. The Transaction is expected to close toward the end of the quarter ended September 30, 2017.
   This Current Report on Form 8-K includes forward-looking statements that involve a number of risks and uncertainties, the outcome of which could materially affect future results. These risks include, but are not limited to, statements regarding the timing and potential closing of the Transaction, the ability of the Company to continue operating the Covered ClusterStor Business including the anticipated benefits of operating such business, the parties’ ability to satisfy the closing conditions relating to the Transaction, and the factors listed or described from time to time in our filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. For a discussion of these and other risks, see “Risk Factors” in our most recent Quarterly Report on Form 10-Q filed with the SEC. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 26, 2017

Cray Inc.

By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino Senior Vice President Administration, General Counsel and Corporate Secretary